Exhibit 10.1

AMENDMENT NO. 1 TO SPONSOR AGREEMENT

This Amendment No. 1 to Sponsor Agreement (this “Amendment”), dated as of November 2, 2018, is made and entered into by and among Matlin & Partners Acquisition Corporation, a Delaware corporation (“MPAC”), USWS Holdings LLC, a Delaware limited liability company (“USWS”), and Matlin & Partners Acquisition Sponsor LLC, a Delaware limited liability company (“Sponsor”). Each capitalized term used and not otherwise defined in this Amendment has the meaning given to such term in that certain Sponsor Agreement, dated as of July 13, 2018 (the “Sponsor Agreement”), by and among MPAC, USWS, Sponsor and, solely for the purposes of Sections 7 through 12 thereof, Cantor Fitzgerald & Co. (“Cantor”).

recitals

WHEREAS, MPAC, USWS and Sponsor desire to amend the Sponsor Agreement as set forth in this Amendment; and

WHEREAS, pursuant to Section 12(c) of the Sponsor Agreement, the Sponsor Agreement may be amended by an instrument in writing signed on behalf of each of the Parties, which, for purposes of this Amendment, excludes Cantor because this Amendment does not amend any of the provisions of the Sponsor Agreement for the purposes of which Cantor is a party to the Sponsor Agreement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to Sponsor Agreement.

(a)           Section 1 of the Sponsor Agreement is hereby amended to delete the definitions of the terms “Available Funds Adjustment Factor,” “Available Funds Inverse Adjustment Factor” and “Available Funds Shortfall Amount.”

(b)          Section 3(b) of the Sponsor Agreement is hereby amended as follows:

(i)           Clause (i) thereof is amended to delete “and” at the end of such clause.

(ii)          Clause (ii) thereof is amended and restated to read in its entirety as follows:

“(ii)           notwithstanding the expiration of the Founder Shares Lock-up Period pursuant to clause (A) or (B)(x) of paragraph 7(a) of the Letter Agreement or the expiration of the restrictions on Transfer set forth in clause (i) of this Section 3(b), Sponsor will not Transfer 1,000,000 Conversion Shares until the earlier of (1) the first date on which the VWAP has been equal to or greater $12.00 for at least 20 of the 30 consecutive Trading Days immediately preceding such date, and (2) the date specified in clause (B)(y) of paragraph 7(a) of the Letter Agreement (provided that this clause (2) shall apply only if the cash, securities or other property for which each share of Parent Class A Common Stock is exchangeable in the applicable transaction contemplated by such clause (B)(y) has a value equal to or greater than $12.00, as determined in good faith by Sponsor); provided, that if such Conversion Shares have not been released from the restrictions in this Section 3(b)(ii) prior to the fifth anniversary of the Closing Date, the Sponsor will forfeit to MPAC such Conversion Shares for no consideration, and the Sponsor hereby grants to MPAC and any representative designated by MPAC, without further action by the Sponsor, a limited irrevocable power of attorney to effect such forfeiture on behalf of the Sponsor, which power of attorney shall be deemed to be coupled with an interest; and”

(iii)         The following is added thereto as a new clause (iii) immediately following clause (ii):

“(iii)          notwithstanding the expiration of the Founder Shares Lock-up Period pursuant to clause (A) or (B)(x) of paragraph 7(a) of the Letter Agreement or the expiration of the restrictions on Transfer set forth in clause (i) or clause (ii) of this Section 3(b), Sponsor will not Transfer 609,677 Conversion Shares until the earlier of (1) the first date on which the VWAP has been equal to or greater $13.50 for at least 20 of the 30 consecutive Trading Days immediately preceding such date, and (2) the date specified in clause (B)(y) of paragraph 7(a) of the Letter Agreement (provided that this clause (2) shall apply only if the cash, securities or other property for which each share of Parent Class A Common Stock is exchangeable in the applicable transaction contemplated by such clause (B)(y) has a value equal to or greater than $13.50, as determined in good faith by Sponsor); provided, that if such Conversion Shares have not been released from the restrictions in this Section 3(b)(iii) prior to the fifth anniversary of the Closing Date, the Sponsor will forfeit to MPAC such Conversion Shares for no consideration, and the Sponsor hereby grants to MPAC and any representative designated by MPAC without further action by the Sponsor a limited irrevocable power of attorney to effect such forfeiture on behalf of the Sponsor, which power of attorney shall be deemed to be coupled with an interest.”

(c)           Clause (iii) of Section 3(c) of the Sponsor Agreement is hereby amended and restated to read in its entirety as follows:

“(iii)           if such Transfer is a Transfer of Founder Shares or Conversion Shares and occurs prior to the expiration of the restrictions on Transfer set forth in clause (i), clause (ii) or clause (iii) of Section 3(b), whether and to what extent the Conversion Shares so transferred or issuable upon conversion of the Founder Shares so transferred, as applicable, to each such transferee will be subject to the restrictions on Transfer set forth in clause (i), clause (ii) or clause (iii) of Section 3(b), provided that no such Transfer or determination by Sponsor shall (A) reduce the total number of Conversion Shares that will be subject to the restrictions on Transfer set forth in clause (i) of Section 3(b) below the number of Conversion Shares subject to such restrictions on Transfer as provided in such clause (i) of Section 3(b), (B) reduce the total number of Conversion Shares that will be subject to the restrictions on Transfer set forth in clause (ii) of Section 3(b) below the number of Conversion Shares subject to such restrictions on Transfer as provided in such clause (ii) of Section 3(b), or (C) reduce the total number of Conversion Shares that will be subject to the restrictions on Transfer set forth in clause (iii) of Section 3(b) below the number of Conversion Shares subject to such restrictions on Transfer as provided in such clause (iii) of Section 3(b).”

(d)          Clause (ii)(D) of Section 3(d) of the Sponsor Agreement is hereby amended and restated to read in its entirety as follows:

“(D)          if such Transfer is a Transfer of Founder Shares or Conversion Shares and occurs prior to the expiration of the restrictions on Transfer set forth in clause (i), clause (ii) or clause (iii) of Section 3(b), to the extent applicable to such transferee as determined pursuant to Section 3(c), clause (i), clause (ii) and clause (iii) of Section 3(b).”

(e)          The first sentence of Section 5 of the Sponsor Agreement is hereby amended and restated to read in its entirety as follows:

“Sponsor agrees that, on the Closing Date and immediately prior to the consummation of the Closing, Sponsor shall forfeit and surrender to MPAC for cancelation, for no consideration, a number of Founder Shares equal to the sum of (a) 2,000,000 and (b) a number of Founder Shares equal to (i) the number of Drawn Shares (as such term is defined in the Crestview Subscription Agreement) multiplied by (ii) 0.7222, rounded up or down to the nearest whole number (the “Founder Share Cancelation”).”

2.            Ratification of Sponsor Agreement; References. Except as expressly amended by this Amendment, all of the terms, conditions and other provisions of the Sponsor Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms. No reference to this Amendment need be made in any instrument or document making reference to the Sponsor Agreement, and any reference to the Sponsor Agreement in any such instrument or document shall be deemed to refer to the Sponsor Agreement as amended by this Amendment.

3.            Miscellaneous. All relevant provisions of Section 12 of the Sponsor Agreement shall apply to this Amendment to the same extent as if set forth herein, mutatis mutandis.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed and delivered this Amendment as of the date first above written.

Matlin & Partners Acquisition Corporation

By:	/s/ David J. Matlin
Name:	David J. Matlin
Title:	Chief Executive Officer

USWS Holdings LLC

By:	/s/ Joel Broussard
Name:	Joel Broussard
Title:	President and CEO

Matlin & Partners Acquisition Sponsor LLC

By:	/s/ David J. Matlin
Name:	David J. Matlin
Title:	Director

Signature Page to Amendment No. 1 to Sponsor Agreement